                                                                   EXHIBIT 10.23

                          STOCK PURCHASE AGREEMENT

                                by and among

                                    EISI,
                          A CALIFORNIA CORPORATION

                                     and

                     THE PURCHASERS LISTED ON SCHEDULE 1

                                June 24, 1998
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                          STOCK PURCHASE AGREEMENT

          This Stock Purchase Agreement, dated as of June 24, 1998 (the "Agreement"), is entered into by and among EISI, a California corporation ("EISI"), and each of the Purchasers whose names appear on the signature page of this Agreement (collectively, the "Purchasers").

                                  RECITALS
                                  --------

          In order to provide a portion of the funds required by EISI to consummate certain strategic acquisitions (the "Acquisitions"), each Purchaser desires to purchase with cash the number of shares of common stock, no par value, of EISI (the "Shares"), set forth opposite the Purchaser's name in
Schedule I hereto and EISI desires to sell such Shares to the Purchasers.

                                  AGREEMENT
                                  ---------

          NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                 ARTICLE 1.


                              PURCHASE OF STOCK
                              -----------------

          1.1.  Purchase of Shares for Cash.  Upon the terms and subject to the
                ---------------------------
conditions contained herein, EISI shall issue and deliver to each Purchaser the number of Shares set forth opposite each Purchaser's name in Schedule I hereto in exchange for the purchase price therefor set forth opposite each Purchaser's name in Schedule I hereto, in an aggregate amount of $1,050,000.

                                 ARTICLE 2.


                                   CLOSING
                                   -------

          2.1.  Closing.  The closing of the purchase of Shares (the "Closing")
                -------
shall take place at 10: 00 am. on June 25, 1998 at the offices of Gibson, Dunn & Crutcher LLP, 333 South Grand Avenue, 47th Floor, Los Angeles, California 90071 and after the satisfaction or waiver of all the conditions to Closing contained in Articles 5 and 6 herein. At the Closing, each Purchaser will pay to the Company in cash, by wire transfer of immediately available funds, the amount set forth as the purchase price opposite such Purchaser's name in Schedule I hereto and the Company will issue to each Purchaser the respective number of Shares set forth opposite such Purchaser's name in Schedule I hereto.
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                                 ARTICLE 3.


                           REPRESENTATIONS OF EISI
                           -----------------------

          3.1.  EISI hereby represents and warrants to each Purchaser that:

                (a)  Capitalization; Title to Shares.  The authorized capital
                     -------------------------------
stock of EISI consists solely of 5,000,000 shares of common stock, no par value per share. There are 949,200 shares issued and outstanding, all of which have been duly authorized and are validly issued, fully paid and non-assessable. Schedule 3(a) lists all shareholders of EISI and the number of shares owned by each shareholder. Except for options to acquire 88,800 shares and shares to be issued to consummate the Acquisitions, there are outstanding no securities convertible into, exchangeable for, or carrying the right to acquire, equity securities of EISI, or subscriptions, warrants, options, rights, calls, agreements, demands or other arrangements or commitments of any character obligating EISI to issue or dispose of any of its equity securities or any ownership interest therein or otherwise relating to the capital stock of EISI. The Shares will be duly authorized, upon receipt of purchase price therefor in accordance with terms of agreement, the Shares will be validly issued, fully paid, nonassessable, will be valid and binding agreement of EISI, enforceable in accordance with this Agreement. The sale and delivery of the Shares to the Purchasers pursuant to Article I hereof will vest in the Purchasers legal and valid title to the Shares, free and clear of any and all liens, security interests, pledges, mortgages, charges, limitation, claims, restrictions, rights of first refusal, rights of first offer, rights of first negotiation or other encumbrances of any kind or nature whatsoever (collectively, "Encumbrances"), other than Encumbrances created by any such Purchaser.

                (b)  Subsidiaries.  Except for Educational Industrial Sales,
                     ------------
Inc., a California corporation (the "Subsidiary"), and the contemplated Acquisitions, EISI does not hold a direct, indirect or beneficial interest in any entity (corporation, partnership, joint venture, association or other business enterprise).

                (c)  Organization.  Each of EISI and the Subsidiary is a
                     ------------
corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to own its properties and carry on its business as it is now being conducted. Each of EISI and the Subsidiary is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions where the nature of the business conducted by it makes such qualification necessary and the absence of such qualification could, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, net worth, results of operations, earnings, properties or prospects, whether or not arising in the ordinary course of business, of EISI and the Subsidiary considered as a whole.

                (d)  Power and Authority; Effect of Agreement.  EISI has all
                     ----------------------------------------
requisite power and authority to execute, deliver and perform this Agreement and the agreements, certificates, instruments or other documents to be executed and delivered in connection herewith, including, but not limited to, the Registration Rights Agreement and the Investor Agreement

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contemplated hereby, each of even date herewith (collectively, the "Ancillary
Documents"), and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by EISI and constitutes the valid and binding obligation of EISI, and the Ancillary Documents, assuming the due execution and delivery hereof by each Purchaser, upon execution and delivery by EISI, will constitute valid and binding obligations of EISI, in each case enforceable against EISI in accordance with its terms, except to the extent that such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium (whether general or specific) or similar laws now or hereafter in effect relating to creditors' rights generally, and (B) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law). The execution, delivery and performance by EISI of this Agreement and the Ancillary Documents and the consummation by EISI of the transactions contemplated hereby and thereby will not, with or without the giving of notice or the lapse of time, or both, (i) violate or conflict with any provision of law, rule or regulation to which EISI or the Subsidiary is subject or by which any of the property of EISI or the Subsidiary is bound, (ii) violate or conflict with any order, judgment or decree applicable to EISI or the Subsidiary, (iii) violate or conflict with any provision of the Articles of Incorporation or the Bylaws of EISI or the Subsidiary or (iv) result in a violation or breach of, or permit any third party to modify, terminate or rescind any term or provision of, or constitute a default under, any Commitment (as defined in Section 3(o)), including, without limitation, any indenture, mortgage, deed of trust, promissory note or industrial revenue bond, if any, to which EISI or the Subsidiary is a party or by which any of the property of EISI or the Subsidiary is bound, or result in the creation of an Encumbrance on any of the assets of EISI or the Subsidiary.

                                 ARTICLE 4.


                      REPRESENTATIONS OF THE PURCHASERS
                      ---------------------------------

    4.1.  Each Purchaser severally hereby represents and warrants that:

          (a) Each Purchaser is either (i) an individual and has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby or (ii) a corporation duly organized, validly existing and in good standing under the laws of the state of its applicable jurisdiction of organization and has all requisite corporate power and authority to conduct its respective business as it is now conducted and to enter into this Agreement and to consummate the transactions contemplated hereby.

          (b) This Agreement has been duly and validly authorized, executed and delivered by such Purchaser and, assuming the due execution and delivery hereof by EISI, constitutes a valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium (whether general or specific) or similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

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          (c)  Such Purchaser is acquiring the Shares for its own account and not as a nominee or agent for any other person and it has no present intention to transfer, sell, convey, or dispose of any of the Shares.

          (d) Such Purchaser has had an opportunity to ask questions of and to receive answers from the officers of EISI, or a person or persons acting on EISI's behalf, concerning the terms and conditions of the purchase of the Shares pursuant thereto.

          (e) Such Purchaser is able to bear the economic risk of its investment in the Shares pursuant to this Agreement and such Purchaser has given consideration as to whether it can afford to hold its Shares for an indefinite period and whether, at this time, such Purchaser could afford a complete loss of its investment in the Shares.

          (f) Such Purchaser understands that there is no public market for the Shares and that the Shares have not been registered under the Securities Act of 1933 as amended (the "1933 Act"), or under any state securities ("Blue Sky") laws, and therefore the Shares cannot be resold unless registered under the 1933 Act and Blue Sky laws or unless an exemption from registration is available.

                                 ARTICLE 5.


                    CONDITIONS TO EISI'S OBLIGATIONS
                    --------------------------------

          The obligations of EISI contained herein with respect to the issuance of the Shares to a Purchaser are subject to the satisfaction, on or prior to the Closing, of the following conditions:

    5.1.  Additional Documents.  Such Purchaser shall execute and deliver
          --------------------
such additional documents reasonably requested by EISI that are necessary or advisable to carry out the provisions of this Agreement

    5.2.  Representations and Warranties True.  Such Purchaser's
          -----------------------------------
representations and warranties contained in Article 4 hereof shall be true at and as of the Closing, as if made on and as of such date (except to the extent such representations and warranties speak as to a particular date).

                                   ARTICLE 6.


                   CONDITIONS TO EACH PURCHASER'S OBLIGATIONS
                   ------------------------------------------

          The obligations of each Purchaser contained herein to purchase the Shares from EISI are subject to the satisfaction, on or prior to the Closing, of the following conditions:

    6.1.  Additional Documents.  EISI shall execute and deliver such
          --------------------
additional documents reasonably requested by any Purchaser that are necessary or advisable to carry out the provisions of this Agreement.

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          6.2.  Representations and Warranties True.  EISI's representations and
                -----------------------------------
warranties contained in Article 3 hereof shall be true at and as of the Closing, as if made on and as of such date (except to the extent such representations and warranties speak as to a particular date).

          6.3.  Ancillary Documents.  Simultaneously with the sale to the
                -------------------
Purchasers of the Shares at the Closing, EISI shall have entered into the Registration Rights Agreement, substantially in the form attached as Exhibit A, and the Investor Agreement, substantially in the form attached as Exhibit B, and the Purchasers shall have received an original, duly executed by EISI, of the Registration Rights Agreement and the Investor Agreement.

          6.4.  Closing by All Purchasers.  Each of the Purchasers collectively
                -------------------------
shall have purchased a number of Shares such that when such purchases are taken together, the aggregate purchase price received by EISI in cash from the sale hereof shall be at least $ 1,000,000.

                                 ARTICLE 7.


                          RESTRICTIONS ON TRANSFER
                          ------------------------

          7.1.  Restrictions on Transfer.  Each Purchaser agrees that:
                ------------------------

                (a) It shall not sell, assign, convey, hypothecate or in any other manner transfer any of the Shares except in compliance with the 1933 Act and any applicable Blue Sky laws.

                (b) Each certificate representing the Shares issued pursuant to this Agreement shall bear legends in substantially the following form:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                                 ARTICLE 8.


                                MISCELLANEOUS
                                -------------

          8.1.  Notices.  Any notice, request, instruction or other document to
                -------
be given hereunder by any party to the others shall be in writing and delivered in person or by courier, telegraphed, telexed or by facsimile transmission or mailed by certified mail, postage prepaid,

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return receipt requested (such mailed notice to be effective on the date of such receipt is acknowledged), as follows:

If to EISI:                    EISI
                               140 East Dana Street
                               Mountain View, California 94041
                               Attention: Donald J. Esters
                               Telecopy: (650) 969-5212

With a copy to:                Russell F. Sauer, Jr., Esq.
                               Latham & Watkins
                               633 West Fifth Street, Suite 4000
                               Los Angeles, California 90071
                               Telecopy: (213) 891-8763

If to Purchasers:              E*Capital Corporation
                               1000 Wilshire Boulevard, Suite 900
                               Los Angeles, California 90017
                               Telecopy: (213) 688-6642

                               Feighner Family Trust
                               c/o John P. Feighner and Anne C. Feighner,
                                as Trustees
                               5035 El Mirlo
                               Rancho Santa Fe, California 92067
                               Telecopy: (619) 756-9152

                               Den-Mat Corp.
                               P.O. Box 1729
                               Santa Maria, California 93456
                               Telecopy: (805) 928-5170

                               Edward W. Wedbush
                               17891 Via de Fortuna
                               Rancho Santa Fe. California 92067
                               Telecopy: (619) 759-9919

          8.2.  Governing Law; Choice of Forum.  This Agreement shall be
                ------------------------------
construed, interpreted and the rights of the parties determined in accordance with the internal laws of the State of California without regard to the conflict of law principles thereof.

          8.3.  Counterparts.  This Agreement may be executed in two or more
                ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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          8.4.  Headings.  The headings of the Articles and Sections herein
                --------
are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

                              EISI, INC.
                              a California corporation

                              By:  /s/ DONALD J. ESTERS
                                 ---------------------------------------
                                 Donald J. Esters
                              Its:  Chairman of the Board

                              E*CAPITAL CORPORATION,
                              a California corporation

                              By:  /s/ EDWARD W. WEDBUSH
                                 ---------------------------------------
                                 Edward W. Wedbush
                              Its:  President

                              FEIGHNER FAMILY TRUST

                              By:  /s/ JOHN P. FEIGHNER
                                 ---------------------------------------
                                 John P. Feighner
                              Its:  Trustee

                              By:  /s/ ANNE C. FEIGHNER
                                 ---------------------------------------
                                 Anne C. Feighner
                              Its:  Trustee

                              DEN-MAT CORP.,
                              a Delaware corporation

                              By:  /s/ ROBERT L. IBSEN
                                 ---------------------------------------
                                 Robert L. Ibsen,
                              Its:  President


                              /s/ EDWARD W. WEDBUSH
                              ------------------------------------------
                              Edward W. Wedbush

                                 SCHEDULE 1

PURCHASER                       Number of Shares        PURCHASE PRICE
---------                       ----------------        --------------
E*Capital Corporation                14,703              $  400,000
Feighner Family Trust                 9,189              $  250,000
Den-Mat Corp.                         5,514              $  150,000
Edward W. Wedbush                     9,189              $  250,000
                                     ------              ----------
Total                                38,595              $1,050,000